Exhibit 99.1

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward- looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Investment Highlights Favorable demographics and attractive industry fundamentals Strong growth in same-store community net income Acquisition opportunities in highly fragmented industry National platform and existing infrastructure result in low marginal integration cost Predominately private pay with minimal federal regulation Financial leverage through joint venture partners and REITS Experienced management team with demonstrated ability to operate, acquire and develop

Summary of Portfolio Capital Senior Living owns and/or operates 64 communities in 23 states with the ability to serve 9,544 residents 49 of these communities are owned or leased with resident capacity of 7,636 Achieved 95% approval rating in 2006 residents' satisfaction survey Owned Leased Joint Venture Managed 0.42 0.37 0.147 0.062 Independent living Assisted living CCRC 0.703 0.2279 0.0686 Units by Ownership Type Resident Capacity Mix

Senior Living Industry Favorable Demographics 2000 2005 2010 2015 2020 2025 2030 Population Age 75+ 16.6 17.9 18.5 19.6 22.3 27 32.6 Population Age 85+ 4.2 4.9 5.8 6.4 6.7 7.4 8.9 Source: U.S. Census Bureau

Favorable Supply Trends Source: National Investment Center / American Seniors Housing Association Seniors Housing Construction Trends Report, 2006 & NIC Key Financial Indicators * Including senior apartments, independent living, assisted living, dementia care, and nursing care 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Total Units * 45583 50667 65879 35305 28964 21495 28696 32184 32138 32100 Total Units and Industry Occupancy Percentages CAGR of 1.3%

Senior Living Industry Q1 2006 Q1 2007 Q2 2007 IL 8239 11082 10520 AL 4086 3620 3183 DC 932 1011 1119 NC 3938 3084 2598 Source: National Investment Center / American Seniors Housing Association MAP Data Unit Construction Starts Independent Living Assisted Living Dementia Care Nursing Care Q1 2006 Q1 2007 Q2 2007 IL 3096 2820 3402 AL 1875 1894 1378 DC 369 466 476 NC 1491 1853 1309 Top 31 Markets 17,195 18,797 17,420 Top 32-75 Markets Q1 2006 Q1 2007 Q2 2007 Q1 2006 Q1 2007 Q2 2007 6,831 7,033 6,565

Source: National Investment Center for the Seniors Housing & Care Industry Note: Q1 2005 data not available Senior Living Industry Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Independent Living 0.1 0.099 0.104 0.103 0.1 0.091 0.094 0.091 0.082 0.082 0.085 0.082 0.083 0.077 0.077 0.077 0.079 Assisted Living 0.109 0.114 0.114 0.11 0.109 0.108 0.109 0.105 0.092 0.093 0.089 0.089 0.087 0.092 0.087 0.088 0.085 Senior Housing Capitalization Rates 2003 2004 2005 2006 2007

The Capital Advantage: Senior Living Options Spacious apartments with a variety of floor plans Restaurant-style dining 24-hour staffing Social events, recreational activities, educational programs and outings Scheduled transportation Housekeeping and linen service On-site beauty salon and barber shop Individual climate control 24-hour emergency call system Library with on-line computers Fitness center/Exercise room Private dining room for special occasions Guest suite for visiting family and friends Independent Living Service and Amenities include:

The Capital Advantage: Senior Living Options Three delicious meals daily and snacks Medication reminders Assistance with activities of daily living such as bathing, dressing and grooming 24-hour on-site staff Emergency call systems Resident "well-being" checks Scheduled entertainment & activities Scheduled transportation Housekeeping & personal laundry Reminders / cueing for incontinence Respite Care Program that includes furnished apartment Assisted Living Service and Amenities include:

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

Capital Senior Living Corporation

The Capital Advantage: *Established National Platform*



Western Region
Lesley Tejada (29)
Gary Fernandez (10)
Central Plains Region
Kevin Wilbur (10)
Marla Rhoads (15)
Dallas Region
Carole Burnell (10)
Tammy Pannell (12)
Texas Region
Greg Boemer (15)
Lynda Warren (27)
SW Region
Duane Ness (14)
Linda McAlister (11)
Midwest Region
David Beathard (33) (Interim)
Donna Monroe (10)
Eastern Region
Gary Vasquez (27)
Tina Tedford (19)
Wholly Owned (25)
JV Ownership/Managed (12)
Leased (24)
Management Only (3)

(Parenthetical indicates years of experience in industry)

11

The Capital Advantage: 168 Years of Management Experience James A. Stroud Chairman (22) Lawrence A. Cohen Vice-Chairman/CEO (22) Keith N. Johannessen President/COO (28) Rob L. Goodpaster VP Marketing (31) David W. Beathard VP Operations (33) Glen H. Campbell VP Development (32) (Parenthetical indicates years of experience in industry)

The Capital Advantage: Proven Track Record Stabilized Operating Results Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living Occupancy 1 90.5% 91.5% 87.5% Operating Margins 2,3 47.0% 52.6% 44.4% Second Quarter 2007 CSU and NIC Key Financial Indicators Before property taxes, insurance and management fees Second Quarter 2007 CSU and from The State of Seniors Housing 2007 by the American Seniors Housing Association (ASHA)

The Capital Advantage: Proven Track Record Communities Under Management Same Store Analysis Source: 2005 - 2006 CSU; The State of Seniors Housing 2007 by the American Seniors Housing Association (ASHA) Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living Revenues 7.3% 6.0% 7.0% Operating Expenses 2.9% 3.0% 9.4% NOI 15.2% 12.7% 5.5% Occupancy 0.9% 0.0% 0.0%

Industry Median Increases in Resident Revenue Year Independent Living Independent Living Assisted Living Assisted Living Year Existing Residents New Residents Existing Residents New Residents 2006 4.5% 4.7% 6.0% 4.0% 2005 4% 4.6% 5% 5% 2004 4% 4% 5% 5% 2003 4% 4% 5% 5% 2002 4% 5% 4% 5% 2001 4% 5% 5% 5% 2000 4.5% 5% 5% 5.5% 1999 4% 5% 4% 4.5% 1998 4% 4% 3.5% 5% 1997 4% 4% 4% 5% 1996 3.5% 4% 3.5% 5% Source: ASHA The State of seniors Housing 2007

Organic Growth: Enhance Revenues Improve occupancy Rate Increases Community Fees Ancillary Services Respite Care / Guest Rooms Guest and Additional Resident Meals Catering Additional Housekeeping/Maintenance Services Leased Space - Home Health Agencies, Therapy Companies Additional Transportation Concierge Services - personal laundry, dry cleaning, meal trays, fax, copies, etc

Growth Strategies: Additional levels of care Acquire or form a joint venture with home health care agency Expand or convert existing communities, where feasible Independent living units Assisted living units Alzheimer units

Organic Growth: Cottonwood Expansion IL IL AL AL Total Total Units Occ% Units Occ% Units Occ% Annual Revenue Pre-expansion 65 100% - - 65 100% $1.3M 2007 114 98% 48 96% 162 98% $4.6M Annual revenues increased 3.5 times since expansion

Organic Growth: Sedgwick Conversion IL IL AL AL Total Total Units Occ% Units Occ% Units Occ% Annual Revenue 2003 117 48% 35 100% 152 60% $2.0M 2007 118 94% 29 97% 147 95% $3.5M Annual revenues increased 75%, with an increase of over 50% in occupancy

Organic Growth: Expense Savings/Controls "The Capital System" - spend down sheets and staffing patterns tie to occupancy Group Purchasing Program as member of Premier GPO Premier - 43,500 members with volume over $27 billion 224 contracted diverse suppliers with over 1,300 contracts including: US Foods - CSL Raw Food Cost Per Meal savings of 14% Corporate Express - office supplies Grainger - maintenance and housekeeping supplies Federal Express - overnight shipping Hertz rental Car Shaw Carpet Service Contracts - Elevators, Fire Protection, Office Equipment, etc. Capital Equipment - Furniture, HVAC, Kitchen Equipment, Office Equipment, etc.

Organic Growth: Expense Savings/Controls Electricity Contracts in Deregulated State of Texas Six contracted through November 2009 at 40% savings over TXU price Eight contracted through May 2012 at 23% savings over TXU price

Organic Growth: Property/Liability Insurance Savings 1 Cost shown above includes primary GL/PL insurance and property insurance. Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living 2006/07 Cost of Property and Liability Insurance per Unit 1 $ 301 $ 547 $ 747 Source: ASHA The State of seniors Housing 2007

Reduction in Insurance Premiums 1 Policy Period 2003/04 2004/05 2005/06 2006/07 Resident Capacity 6,854 8,688 8,915 9,544 % Premium Reduction 9.3% 13.1% 2.6% ($s in millions) $1.8 million in insurance premium savings, despite 39% growth in resident capacity since 2003 1 Premiums include primary and excess liability coverage, property insurance, worker's compensation, auto insurance, D&O, E&O, EPL, crime and fiduciary insurance

Reduction in Insurance Premiums Savings achieved due to: Historically low loss trends Solid risk management program Long term relationships with insurance carriers Strong broker partnership Willingness to market coverage

Operating Leverage from Achieving 93% Occupancy in Consolidated Communities $9.0 Million $8.3 Million $166.1 Million Annualized revenue as of June 2007 Effect of a 5% increase in average rents Effect of achieving 93% average occupancy Incremental Revenue $17.3 million Incremental EBITDAR $13.0 million (at 75% margin)

Growth Strategies: Acquisition/Lease Transactions Year 1 Year 2 $ Increase % Increase Revenue $5,000,000 $5,300,000 $300,000 6.0% Operating Expense $3,000,000 $3,120,000 $120,000 4.0% EBITDAR $2,000,000 $2,180,000 $180,000 9.0% Lease Expense $1,560,000 $1,600,000 $40,000 2.5% EBITDA $440,000 $580,000 $140,000 35.0% Example of Lease Economics Completed 12 acquisition/leasebacks for a total value of $131 million in 2006

Growth Strategies: Joint Ventures Joint venture partners Blackstone Real Estate Advisors GE Healthcare Financial Services Prudential Real Estate Investors Acquired eight communities for a total value of $85 million with joint venture partner in 2006 Seeking additional acquisitions/developments of senior housing communities Co-invest with joint venture partners to participate in economics: 5% - 15% Capital Senior Living 95% - 85% JV Partners Earn management/development fees, return on equity investment and potential for additional incentives

Growth Strategies: Joint Ventures 75% Debt / 25% Equity 75% Debt / 25% Equity 70% Debt / 30% Equity 70% Debt / 30% Equity Cap Rate 8.0% 9.0% 8.0% 9.0% Interest Rate 6.00% 6.00% 6.00% 6.00% ROE 14.0% 18.0% 12.7% 16.0% ROE with 25-year amortization 8.5% 12.5% 8.4% 11.8% Benefits of Financial Leverage

Example of Joint Venture Economics Venture CSU Partner NOI $ 8,000,000 Cap Rate 8% Purchase Price $100,000,000 Debt $ 75,000,000 Equity $ 25,000,000 $2,500,000 $22,500,000 Revenues $ 25,000,000 Mgt. Fees (5%) $1,250,000 ROE (14.0%) $ 350,000 $ 3,150,000 Total First Year Return $1,600,000 $ 3,150,000 Total Return % 64% 14%

Growth Strategies: Example of Enhancing Shareholder Value $100 Million of Lease Acquisitions $100 Million of Joint Venture Acquisitions 93% Occupancy in Consolidated Communities Revenue $25.0 $1.3 $17.3 1 EBITDAR $10.0 $1.3 $13.0 2 Lease Expense $8.0 - - Implied CSU Equity Value Per Share (at 26.6M shares) 3 $2.07 $0.66 $6.60 Including effect of 5.0% increase in average rents Incremental Margin of 75% EBITDAR multiple of 13.5; Rent multiple of 10 (Incremental effects in Millions)

Capital Advantage: Financial Growth Revenue and Adjusted EBITDAR ($ in millions) Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Revenue 31.5 32.1 33.9 37.1 43 46.2 Adjusted EBITDAR 8.4 8.8 9.6 10.3 11.9 13.2 Adjusted EBITDAR Margin % 0.3 0.3 0.3 0.3 0.3 0.3 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Revenue 35.03 36.557 37.722 41.821 42.97 46.2 46.9 Adjusted EBITDAR Margin % 0.24 0.241 0.25 0.247 0.277 0.286 0.286 Adjusted EBITDAR 8.4 8.8 9.6 10.3 11.9 13.2 13.4

Income Statement: Q2 Comparison • 2007 and 2006 excludes write-off of deferred loan costs; 2007 excludes JV noncash charge; 2006 excludes write-off of contract rights (in millions, except per share) 2007 2006 %Change Resident & Health Care Revenue $41.6 $33.3 24.9% Other Revenue 5.3 4.4 20.5% Total Revenues $46.9 $37.7 24.4% Operating Expenses 30.1 25.4 18.5% General & Administrative Expenses 3.4 2.7 25.9% EBITDAR $13.4 $9.6 40.0% Lease Costs 6.8 3.8 79.0% Depreciation & Amortization 2.8 2.8 0.0% Income from Operations $3.8 $2.9 31.0% Other Income / (Expense) (2.0) (3.4) (41.2%) Taxes & Minority Interests (0.7) 0.1 n/a Net Income $1.1 ($0.4) n/a Earnings Per Share $0.04 ($0.02) n/a Cash Earnings Per Share $0.15 $0.10 50.0%

Since Q1 2006, CSU has significantly strengthened its balance sheet Reduced total mortgage debt by $51.6 million Refinanced or retired $162 million of variable rate debt Reduced average interest rate from 7.5% to 6.1% fixed Resulting in $8.3 million of annual interest expense savings Balance Sheet Strength

Balance Sheet ASSETS ASSETS Cash and Securities $ 24.3 Other Current Assets 20.9 Total Current Assets 45.2 Fixed Assets 310.5 Other Assets 35.9 TOTAL ASSETS $391.6 As of June 30, 2007 (in millions) LIABILITIES & EQUITY LIABILITIES & EQUITY Current Liabilities $ 29.2 Long-Term Debt 191.2 Other Liabilities 24.7 Total Liabilities 245.1 Stockholders' Equity 146.5 TOTAL LIABILITIES & EQUITY TOTAL LIABILITIES & EQUITY $391.6